January 27, 2009

S&P 500® CAPITAL APPRECIATION FUND
(PROVIDING FOR SPECIAL REDEMPTION FEATURE IN 2018)
A Series of Trust for Professional Managers

Supplement to Prospectus and Statement of Additional Information (“SAI”)
dated September 9, 2008, as supplemented November 26, 2008 and January 6, 2009

Effective January 27, 2009, the S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018) (the “Fund”) will remove the contingent deferred sales charge (“CDSC”) of 0.50% assessed on purchases of Class A shares that are redeemed within one year of purchase for purchases of Class A shares in amounts less than $1 million.  As of January 27, 2009, the Fund will only assess the CDSC of 0.50% on purchases of Class A shares of $1 million or more that are redeemed within one year of purchase.

Applicable disclosure in footnote three to the “Fees and Expenses” Table and the “Choosing a Share Class” section of the Prospectus and the “Purchase and Redemption of Fund Shares” section of the SAI are hereby revised to read as follows:

“A contingent deferred sales charge (“CDSC”) of 0.50% will be assessed on purchases of Class A shares in amounts of $1 million or more that are redeemed within one year of purchase.”

Please retain this Supplement with your
Prospectus and SAI for reference.

The date of this Supplement is January 27, 2009.